UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2025

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices) (Zip Code)

(918) 236-6461

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 8, 2025, ClearSign Technologies Corporation (the “Company”) received a notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with the board of directors independence requirement set forth in Nasdaq Listing Rule 5605(b)(1) and the audit committee composition requirement set forth in Nasdaq Listing Rule 5605(c)(2)(A) (collectively, the “Nasdaq Composition Requirements”) due to the resignations of Catharine M. de Lacy and Judith S. Schrecker from the Company’s board of directors (the “Board”), effective as of August 4, 2025.

On August 26, 2025, the Board held a meeting and, in light of updated materials reviewed by the Board pertinent to the independence determination of Anthony DiGiandomenico, a member of the Board, it determined that Mr. DiGiandomenico is an “independent director” under Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. As a result of such determinations, the Board appointed Mr. DiGiandomenico to the Audit and Risk Committee of the Board (the “Audit Committee”), effective immediately. In the same meeting, the Board also appointed G. Todd Silva, an “independent director” and member of the Audit Committee, as the Audit Committee’s chairperson and designated him as the committee’s “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, effective immediately.

Subsequently, on August 28, 2025, the Company notified Nasdaq of the actions described above, and, as a result, on the same date, Nasdaq issued a letter to the Company stating that, based on the Company’s notification, it had regained compliance with the Nasdaq Composition Requirements as of such date. Notwithstanding the foregoing, the Board still intends to fill the one vacancy on the Board resulting from the resignations of Mss. de Lacy and Schrecker after taking into account the reduction in size of the Board from six to five directors effective as of August 6, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2025

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer